GCAT 2022-INV2 Trust ABS-15G

Exhibit 99.25

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Blue River Mortgage III, LLC., through a bulk purchase. The Review was conducted from August 2021 to March 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Conforming Loan population – additional valuation product was not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (183 loans in total):

Zero had a secondary appraisal, 88 loans had an AVM, and 30 loans had Desktop Reviews which were performed by ClearCapital (CDA’s). Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with a Desktop Review fell outside of a -10% tolerance or was inconclusive, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values, or an Exterior Only Appraisal Review was completed. There was one (1) occurrence of this.

One (1) loan had an Exterior Only Appraisal Review and two (2) loans had a Full Appraisal Review all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 183 mortgage loans reviewed, seven (7) unique mortgage loans (3.83% by loan count) had a total of eight (8) different tape discrepancies across four (4) data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Original CLTV	5	62.50%
Property Address	1	12.50%
Property City	1	12.50%
Property Zip	1	12.50%
Total Discrepancies:	8	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 87.43% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	160	$52,205,053.00	87.43%
Event Grade B	23	$7,652,175.00	12.57%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	183	$155,630,145.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	177	96.72%
Event Grade B	6	3.28%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	183	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	178	97.27%
Event Grade B	5	2.73%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	183	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	170	92.90%
Event Grade B	13	7.10%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	183	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	162
		Property is located in a FEMA disaster area	48
		DTI Exceeds AUS Maximum Allowable	40
		HMDA Discrepancy(s) Noted	28
		Servicing Comments are Missing	25
		Borrower Liabilities Verification Indicator is Partial	22
		Asset Documents are Incomplete	22
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	20
		Borrower Employment Verification does not meet guidelines	20
		Borrower Income Verification does not match Approval	20
		Hazard Insurance Coverage is Not Sufficient	20
		HAZARD INSURANCE CERTIFICATE MISSING	18
		Title Policy is Missing	14
		CoBorrower Employment Verification does not meet guidelines	9
		Hazard Insurance Indicator is Partial	7
		Housing history does not meet guidelines	6
		Insufficient cash to close.	6
		CLTV Exceeds the AUS Maximum Allowable	6
		CoBorrower Income Verification does not match Approval	5
		LTV Exceeds AUS Maximum Allowable	5
		Hazard Insurance Effective Date is after the Note Date	5
		Borrower Income Verification is less than 12 months	5
		Borrower residency documentation not provided or issue with documentation	4
		Fully Executed Purchase Contract is Partial	4
		AUS is Partial	3
		Profit and Loss Does Not Meet Guidelines	3
		Borrower Employment Verification Level is missing	3
		Fully Executed Purchase Contract is Missing	3

		FICO is less than the AUS Minimum Required	3
		Borrower Credit Report Indicator is Partial	2
		Balance Sheet Does Not Meet Guidelines	2
		Borrower Credit Report is Missing	2
		Fraud Report Shows Uncleared Alerts	2
		Final Loan Application is Missing	2
		Borrower Income Verification Level is Missing	2
		CoBorrower Liabilities Verified Indicator is Partial	2
		Borrower 2 Income Verification is less than 12 months	1
		Flood Certificate is Missing	1
		AUS is Missing	1
		Borrower Asset Verification is Missing	1
		Fraud Report Missing	1
		Borrower Employment Verification is Unavailable	1
		CoBorrower Credit Report is Missing	1
		CoBorrower Income Verification is Missing	1
		Final Loan Application is Partial	1
		Transmittal Summary is Partial	1
		Note Document Indicator is Partial	1
		Trust Documentation Missing or Incomplete	1
		Borrower Transcripts are missing	1
		Borrower Employment Verification is Unknown	1
		CoBorrower Credit Report Indicator is Partial	1
		Borrower Liabilities Verificiation Indicator is Missing	1
		Initial Loan Application is Missing	1
		All Interested Parties Not Checked against Exclusionary Lists	1
		Condo Approval Missing	1
		Total Credit Grade (A) Exceptions:	569
	B	DTI Exceeds AUS Maximum Allowable	5
		Property is located in a FEMA disaster area	1
		Total Credit Grade (B) Exceptions:	6
Compliance	A	ATR/QM Status is Pending	40
		Consummation or Reimbursement Date Validation Test	13
		Reimbursement Amount Test	12
		Charges That Cannot Increase Test	10

	Charges That In Total Cannot Increase More Than 10% Test	8
	Initial Closing Disclosure Delivery Date Test	7
	Initial Loan Estimate Delivery Date Test (from application)	5
	eSigned Documents Consent is Missing	3
	TRID Consummation Date and Closing / Settlement Date Validation Test	2
	Initial Loan Estimate Delivery Date Finding (prior to consummation)	2
	Notice of Special Flood Hazards is Missing	2
	Prohibited Fees Test	2
	Security Instrument Indicator is Partial	2
	Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	2
	Evidence of Rate Lock Not Provided	2
	Intent to Proceed is Missing	2
	TRID Post-Consummation Reason for Redisclosure Validation Test	2
	Notice of Special Flood Hazards is Partial	1
	Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
	TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	1
	Initial Loan Estimate Delivery Date Test (prior to consummation)	1
	Security Instrument Indicator is Missing	1
	Qualified Mortgage Balloon Payment Loan	1
	TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	1
	TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
	Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
	Lender Credits That Cannot Decrease Test	1
	Missing Taxpayer First Act Disclosure	1
	Application Fee Test	1
	Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	1
	Total Compliance Grade (A) Exceptions:	129
B	Reimbursement Amount Test	4
	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	4
	Charges That In Total Cannot Increase More Than 10% Test	3

		Charges That Cannot Increase Test	2
		Consummation or Reimbursement Date Validation Test	2
		TRID "Section A. Origination Charges" Validation Test	1
		Total Compliance Grade (B) Exceptions:	16
Property	A	Third Party Valuation Product not Provided	45
		Origination Appraisal is Missing	45
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	19
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	16
		Third Party AVM to appraised value exceeds 10% allowable variance	12
		Third Party Valuation Product not Provided.	4
		Third party AVM Confidence Score is less than 80%	4
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	3
		Origination Appraisal is Partial	2
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Reasonable Comps Indicator is Unknown	1
		Hazard Insurance Effective Date is after the Review Date	1
		Total Property Grade (A) Exceptions:	153
	B	Informational Only - Property Inspection Waiver used at origination.	13
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1
		Total Property Grade (B) Exceptions:	14

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.